Exhibit 10.4

FIRST AMENDMENT TO NOTES
This FIRST AMENDMENT TO NOTES, dated as of February 19, 2016 (this "Amendment"), among INTEGRATED BIOPHARMA, INC., a Delaware corporation (the "Company"), AGROLABS, INC., a New Jersey corporation ("AgroLabs"), IHT HEALTH PRODUCTS, INC., a Delaware corporation ("IHT Health"), IHT PROPERTIES CORP., a Delaware corporation ("IHT Properties"), VITAMIN FACTORY, INC., a Delaware Corporation ("Vitamin"), INB:MANHATTAN DRUG COMPANY, INC., a New York corporation ("MDC", and together with AgroLabs, IHT Health, IHT Properties and Vitamin, collectively, the "Company Subsidiaries", and each, a "Company Subsidiary", and together with the Company, collectively the "Loan Parties", and each, a "Loan Party"), and CD FINANCIAL, LLC, a Florida limited liability company ("CD Financial").
W I T N E S S E T H
WHEREAS, reference is made to the following: (i) the Amended and Restated Convertible Secured Promissory Note, dated June 27, 2012, made by the Company and payable to the order of CD Financial in the original principal amount of $5,350,000 (the "Consolidated Note"); and (b) the Promissory Note, dated June 27, 2012, made by the Company and payable to the order of CD Financial in the original principal amount of $1,714,000 (the "Liquidity Note", and together with the Consolidated Note, collectively, the "Notes").
WHEREAS, capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Notes or the Securities Purchase Agreement (as defined in each of the Notes), as applicable;
WHEREAS, the Company has requested that CD Financial amend each of the Notes, as provided herein; and
WHEREAS, CD Financial is willing to amend each of the Notes as set forth below, all on and subject to the terms set forth herein.
NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
1.            Amendment to the Consolidated Note.  The definition of the term "Maturity Date" appearing in Section 1(a) of the Consolidated Note is hereby amended by deleting such term in its entirety and inserting the following in replacement thereof:
"Maturity Date" means February 29, 2020.
2.            Amendment to the Liquidity Note.  The definition of the term "Maturity Date" appearing in Section 1(a) of the Liquidity Note is hereby amended by deleting such term in its entirety and inserting the following in replacement thereof:
"Maturity Date" means February 29, 2020.
3.            Representations and Warranties.  Each Loan Party hereby represents and warrants that:
(a)            No Event of Default has occurred or is continuing.

(b)            Such Loan Party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all requisite power and authority to carry on its business as now conducted.

(c)            The execution and delivery of this Amendment, and the performance by such Loan Party of its obligations under this Amendment and the Transaction Documents (as amended by this Amendment) are within such Loan Party's organizational powers and have been duly authorized by all necessary organizational actions and, if required, actions by equity holders.
(d)            This Amendment has been duly executed and delivered by such Loan Party and this Amendment and the other Transaction Documents (as amended by this Amendment) to which such Loan Party is a party each constitute a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
4.            Effectiveness Conditions.  This Amendment and the amendments set forth in Sections 1 and 2 hereof shall be effective as of the date hereof when the following condition precedent is satisfied (the "Amendment Effective Date"): CD Financial shall have received an executed counterpart of this Amendment, duly executed by each of the parties hereto.
5.            Acknowledgment, Ratification and Reaffirmation.  Each Loan Party hereby: (i) acknowledges, confirms, ratifies and affirms in all respects each Transaction Document (as amended by this Amendment) to which such Loan Party is party; (ii) acknowledges, ratifies and affirms its respective obligations, guarantees and security interests under each Transaction Document (as amended by this Amendment) to which is a party; and (iii) acknowledges, confirms and agrees that all of the terms and provisions of each Transaction Document (as amended by this Amendment) remain in full force and effect.
6.            References.
(a)            From and after the Amendment Effective Date, (i) any and all references in each Note to "this Note", "hereof", "hereunder" or words of like import referring to such Note shall mean such Note as amended hereby, and (ii) all references in any other Transaction Document or any other agreement, instrument or document executed and delivered in connection therewith to "Note" or "Notes", "thereto", "thereof", "thereunder" or words of like import referring to the Consolidated Note or the Liquidity Note, as applicable, shall mean each such Note as amended hereby.
(b)            This Amendment shall constitute a Transaction Document for all purposes of the Securities Purchase Agreement.
7.            Limited Effect.  The amendments set forth in Sections 1 and 2 hereof are limited precisely as written and shall not be deemed to (a) be a waiver of or amendment to any other term or condition of any Transaction Document, or (b) prejudice any right which CD Financial may now have or may have in the future under or in connection with any Transaction Document.  The Transaction Documents (as amended by this Amendment) are hereby ratified and confirmed in all respects, and shall continue in full force and effect.
8.            Amendment.  This Amendment may be amended or modified only by an instrument signed by each of the parties hereto.

9.            Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York.
10.            WAIVER OF JURY TRIAL.  EACH PARTY HERETO WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT TO TRIAL BY JURY.
11.            Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.
12.            Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
 [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment by its duly authorized officers, all as of the day and year first above written.

INTEGRATED BIOPHARMA, INC.

By: /s/ Dina L. Masi
Name: Dina L. Masi
Title: CFO

AGROLABS, INC.

By: /s/ Christina Kay
Name: Christina Kay
Title: President

IHT HEALTH PRODUCTS, INC.

By: /s/ Christina Kay
Name: Christina Kay
Title: President and CEO

IHT PROPERTIES CORP.

By: /s/Riva Sheppard
Name: Riva Sheppard
Title: President and CEO

INB:MANHATTAN DRUG COMPANY, INC.

By: /s/Riva Sheppard
Name: Riva Sheppard
Title: President and CEO

VITAMIN FACTORY, INC.

By: /s/ E. Gerald Kay
Name: E. Gerald Kay
Title: President and CEO

[Signature Page to First Amendment to Notes (Consolidated Note and Liquidity Note)]

CD FINANCIAL, LLC

By: /s/ William B. Milmoe
Name: William B. Milmoe
Title: Manager

[Signature Page to First Amendment to Notes (Consolidated Note and Liquidity Note)]